UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2005

CHANNELL COMMERCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 719-2600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (7 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

The information disclosed under Item 7.01 of this report is hereby incorporated by reference.

Item 7.01.              Regulation FD Disclosure.

As previously announced by Channell Commercial Corporation (“Channell”), Channell is participating in the AeA Classic Financial Conference 2005 (the “Conference”), which is being held at the Manchester Grand Hyatt Hotel in San Diego, California.  Jerry Collazo, Chief Financial Officer of Channell, and Drew Zogby, Vice President of Marketing of Channell, will be giving presentations at the Conference on behalf of Channell on Tuesday, November 8, 2005 and Wednesday, November 9, 2005.

A copy of the slides being used in connection with the presentations described above is furnished hereby as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION
(Registrant)

Date: November 8, 2005

/s/ Jerry Collazo

Jerry Collazo
Chief Financial Officer